                                                                   EXHIBIT 10.22

                                  OFFICE LEASE

                     BASIC DEFINITIONS AND LEASE PROVISIONS
                                    (Office)

     A. The following list sets out certain defined terms and certain financial and other information pertaining to the lease:

          1. "Date of Lease": November 27, 2000
                              -----------------

          2. "Landlord": Aetna Life Insurance Company

          3. Landlord's address: 12001 N. Central Ewy., Suite 650, Dallas, TX 75243

               Contact: UBS Realty Investors, LLC, Agent

               Telephone: (972) 437-9778               Facsimile: (972) 783-2329

          4. "Tenant": Stanford Microdevices, Inc., a Delaware Corporation
                       ---------------------------------------------------

          5. Tenant's address: 726 Palomar Avenue, Sunnyvale, CA 94086
                               ---------------------------------------

          Contact: Greg Baker
                   ----------

          Telephone: 972-952-1465                        Facsimile: 972-952-1468
                     ------------                                   ------------

          6. Tenant's trade name: Stanford Microdevices, Inc.
                                  --------------------------

          7. "Building": Landlord's property located in the City of Richardson, Dallas County, Texas, which property is described or shown on Exhibit "A",
                                                              -----------
attached to the Lease.

          8. "Premises": A unit in the Building containing approximately 20,832
                                                                         ------
square feet in rentable area (measured by calculating lengths and widths to the
-----------
exterior of outside walls and to the center of interior walls, without deduction for any columns or projections necessary to the building, and, if applicable, a proportionate share of any common areas located on the floor(s) on which the Premises is located and a proportionate share of any of the Building's public areas, management office, engineer's office, and mechanical spaces, e.g., service areas housing communications, HVAC, plumbing, fire protection and elevator equipment), being known as Arapaho Business Park X, 1212 E. Arapaho
                                    ----------------------------------------
Road, Richardson, TX 75081 and being described or shown on Exhibit "B", attached
--------------------------                                 -----------
to the Lease. With regard to Exhibit "B", the parties agree that the exhibit is
                             -----------
attached solely for the purpose of locating the Building and the Premises within the Building and that no representation, warranty, or covenant is to be implied by any other information shown on the exhibit (i.e., any information as to buildings, tenants or prospective tenants, etc. is subject to change at any time). Should a party desire to measure the square footage of the Premises, it must do so at the time of construction of any leasehold improvements prior to the Commencement Date, or if no leasehold improvements are to be constructed, then prior to the Commencement Date. If such measurement reflects a different number, then, subject to the other party's verification of the number, the parties agree to make adjustments based on such measurement. In the event of a dispute regarding the method of calculation, the parties agree that the standards for measurement set by the Building Owners and Managers Association ("BOMA") shall govern and control. If no measurement is made prior to the Commencement Date, then the parties to this Lease will be deemed to have accepted the number contained herein as the square footage of rentable area of the Premises throughout the Lease Term, subject to adjustment only for any subsequent additions or deletions of space.

          9. "Commencement Date": If Tenant is to perform the construction of leasehold improvements, then the Commencement Date shall be as set forth in
Section 9.a. In all other instances, the Commencement Date shall be as set forth in Section 9.b.:

               (a) The earlier of (i)             days after the Premises are
                                      ------------
delivered to Tenant (as defined in Exhibit "E" attached to this lease), it being
                                   ----------
Landlord's estimate that the premises will be delivered to Tenant on or before
            , 19  ; or (ii)             , 19  .
------------    --          ------------    --

               (b) 2 days after the date the Work on the Premises is substantially completed (as defined in Exhibit "E"), with Landlord using reasonable business efforts to accommodate a date providing for a July 1, 2001 Commencement Date; provided, however, if substantial completion has not occurred by September 1, 2001 (plus applicable Tenant Delays and delays resulting from events beyond the reasonable control of Landlord, including events of force majeure), Tenant shall have the right to terminate this Lease (acceptance of the Premises and move-in by Tenant shall be deemed a waiver of Tenant's termination right herein.

          10. "Lease Term": Commencing on the Commencement Date and continuing for sixty (60) months after the Commencement Date; provided that if the
    ---------
Commencement Date is a date other than the first day of a calendar month, then the Lease Term shall be extended so that it expires at the end of the calendar month following the expiration of the months noted herein.

          11. "Base Rental": The total Base Rental for the Lease Term is $1,682,184.00, payable as follows:
-------------
Month(s)        Amount per s.f.        Amount per year        Amount per month
--------        ---------------        ---------------        ----------------
 1-12               $15.15               $315,604.80             $26,300.40
13-24               $15.65               $326,020.80             $27,168.40
25-36               $16.15               $336,436.80             $28,036.40
37-48               $16.65               $346,852.80             $28,904.40
49-60               $17.15               $357,268.80             $29,772.40

          12. "Base Expense Stop": An amount equal to actual operating expenses incurred during Calendar Year 2001 (See Exhibit "C").
                                        -----------

          13. "Tenant's Pro Rata Share": 30.61%, which is the percentage
                                         -----
obtained by dividing (a) the square footage of rentable area of the Premises (20,832 sf) by (b) the square footage of rentable area of the Building (68,063 sf).

          14. "Prepaid Rental": $26,300.40, being an estimate of the Base
                                ----------
Rental, for the one (1) month(s) of the Lease Term, such prepaid rental being
                -------
due and payable on April 30, 2001.

          15. "Security Deposit": $28,036.40, such Security Deposit being due
                                  ----------
and payable upon execution of this Lease.

          16. "Permitted Use": General Office and electronic engineering testing lab in connection with Tenant's business operations only and for no other use or purpose. Tenant acknowledges that the above specification of a "Permitted Use" means only that Landlord has no objection to the specified use and does not include any representation or warranty by Landlord that such specified use complies with applicable laws and/or requires special governmental permits.

          17. "Rent" or "rental": All amounts due from Tenant to Landlord under
Section 4.5 of the Lease, are deemed to be "rent" or "rental".

          18. "Brokers": Insignia/ESG, Inc. and Henry S. Miller Commercial
                         -------------------------------------------------

     B. The foregoing Basic Lease information is incorporated into and made a part of the lease. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

     IN WITNESS WHEREOF, Landlord and Tenant have entered into and executed this Lease on the Date of the Lease written above.

LANDLORD:

                                  AETNA LIFE INSURANCE COMPANY,
                                  a Connecticut Corporation


                                  By:  UBS REALTY INVESTORS, L.L.C.,
                                       (f/k/a Allegis Realty Investors LLC),
                                       a Massachussets Limited Liability
                                       Company,
                                       Its Agent and Investment Advisor


                                  By:     /s/  Joseph E. Gaukler
                                          --------------------------------------
                                  Name:   Joseph E. Gaukler
                                  Title:  Director

                                  TENANT:

                                  STANFORD MICRODEVICES, INC.
                                  a Delaware Corporation


                                  By:   /s/  Thomas J. Scannell
                                        ----------------------------------------

                                  Printed Name:   Thomas J. Scannell
                                                  ------------------------------

                                  Title:    V.P. Finance & Administration
                                            ------------------------------------

                                 LEASE AGREEMENT
                                    (Office)

     This LEASE AGREEMENT (the "Lease") is entered into as of the Date of the Lease between AETNA LIFE INSURANCE COMPANY ("Landlord") and STANFORD MICRODEVICES, INC. ("Tenant").

                                   ARTICLE 1
                     BASIC DEFINITIONS AND LEASE PROVISIONS

     1.1 The definitions and basic provisions set forth in the Basic Definitions and Lease Provisions executed by Landlord and Tenant, and attached hereto, are incorporated herein by reference for all purposes.

                                    ARTICLE 2
                                   LEASE GRANT

     2.1 Subject to the terms and conditions of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises for the Lease Term.

     2.2 In addition, Tenant is granted the non-exclusive right to use in common with the other tenants and occupants the parking and other common areas of the Building, as such may be modified from time to time by Landlord. The grant herein provided shall not include any easement for light or air.

                                   ARTICLE 3
                      DELIVERY OF THE PREMISES; LEASE TERM

     3.1 The Lease Term shall be for the period of time specified in the Basic Definitions and Lease Provisions, beginning on the Commencement Date, as such date may be adjusted herein, and expiring on the Expiration Date. If this Lease is executed before the Premises become vacant, or otherwise available, or if any present tenant or occupant of the Premises holds over, and Landlord cannot acquire possession of the Premises to deliver to Tenant, or if Landlord is obligated to construct leasehold improvements in the Premises under the provisions of Exhibit "E", but is unable to complete the leasehold improvements
              ----------
by the Commencement Date due to an unavoidable delay, as defined in Exhibit "E",
                                                                    ----------
then Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession on such date as Landlord is able to deliver possession and the Commencement Date shall be postponed accordingly; provided, however, notwithstanding the foregoing, if Landlord is unable to provide a substantially completed Premises by September 1, 2001 (plus any days attributable to Tenant Delays and delays resulting from events beyond the reasonable control of Landlord, including events of force majeure, Tenant shall have the right to terminate this Lease by providing written notice thereof to Landlord at any time thereafter and prior to substantial completion and upon such termination, all prepaid amounts, if any, shall be returned promptly to Tenant. Thereafter, this Lease shall continue for the full number of months set forth in the Lease Term. Except for a postponement of the Commencement Date, this Lease shall not be affected by any failure to deliver possession as a result of an event noted above and Tenant shall have no claim for damages against Landlord as a result thereof, all of which claims are hereby waived and released by Tenant.

     3.2 If Tenant takes possession of the Premises prior to the Commencement Date for any reason, then such possession shall be subject to all the terms and conditions of the Lease and Tenant shall pay Base Rental and other rent to Landlord on a per diem basis for each day of occupancy prior to the Commencement Date at the rate payable for the first month of the Lease Term. Tenant shall not, however, be obligated to pay Base Rental and other rent to Landlord prior to the Commencement Date if such early occupancy is only for the purpose of equipping the Premises or constructing leasehold improvements if Tenant is required to do so under the provisions of Exhibit "E".
                                          -----------

     3.3 By taking possession of the Premises, it shall be conclusive evidence that Tenant has inspected the Premises (and has sufficient knowledge and expertise to make such inspection or has caused the Premises to be inspected on its behalf by one or more persons with such knowledge and expertise), that except for latent defects Tenant has accepted the Premises and Building as being in good and satisfactory condition, suitable for the purposes herein intended and that the same comply fully with Landlord's covenants and obligations under the Lease with respect to the construction of leasehold improvements, except for any punchlist items agreed to in writing by Landlord and Tenant, if Landlord performed the construction of leasehold improvements. Tenant acknowledges and agrees that Landlord has made no representation or warranty, express or implied, as to the habitability, suitability, quality, condition or fitness of the Premises or Building, and Tenant waives, to the extent permitted by applicable law, any defects in the Premises or Building and any claims arising therefrom, save and except those arising from any construction or repair obligations of Landlord expressly provided for in the Lease.

     3.4 Following the Commencement Date, Landlord shall prepare a Commencement Date Letter in the form attached hereto as Exhibit "F" setting forth the
                                           ----------
Commencement Date, Expiration Date, and confirming Tenant's acceptance of the Premises and that Landlord has performed all of its obligations with respect to delivery of the Premises, except as to any punchlist items previously specified in writing and related to any construction performed by Landlord. Tenant shall execute and deliver the Commencement Date Letter to Landlord within ten (10) days after delivery by Landlord.

                                    ARTICLE 4
                                      RENT

     4.1 Tenant promises and agrees to pay Landlord at Landlord's address set forth in the Lease, or such other address as Landlord may provide to Tenant, the Base Rental and all other rent charged under this Lease without deduction or set off, for each month of the entire Lease Term. The first monthly installment of Base Rental shall be payable by Tenant to Landlord on April 30, 2001, and thereafter, a monthly installment of Base Rental, as may be adjusted in accordance with the provisions of the Lease, shall be due and payable, in advance, without notice or demand on or before the first day of each succeeding calendar month during the Lease Term. The Base Rental for any fractional month at the beginning or end of the Lease Term shall be prorated.

     4.2 The Base Rental is determined, in part, on Landlord's estimate of Basic Costs incurred by Landlord each year in connection with its ownership, operation and management of the Building. In the event that the Basic Costs increase after the Base Year, or are estimated by Landlord to increase, above the levels charged to Landlord on the Date of the Lease, Landlord shall charge to Tenant and Tenant agrees to pay as additional rental Tenant's Pro Rata Share of any such increases in Basic Costs in accordance with the provisions of Exhibit "C".
                                                                   -----------

     4.3 The Security Deposit shall be paid to Landlord contemporaneously with the execution of the Lease. Landlord shall hold the Security Deposit without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under the Lease, it being expressly understood that such deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any Event of Default by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearage of rent and any other damage, injury, expense or liability caused to Landlord by such Event of Default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default of this Lease, any remaining balance of the Security Deposit shall be returned by Landlord to Tenant upon termination of the Lease. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of the Security Deposit.

     4.4 Tenant hereby acknowledges that late payment to Landlord of rent due hereunder will cause Landlord to incur costs and inconvenience not contemplated by the Lease, the exact amount of which will be extremely difficult to ascertain. If any rent due from Tenant is not received by Landlord or Landlord's designated agent within ten (10) days after its due date, then Tenant shall pay to Landlord as a late charge ten percent (10%) of such overdue amount (but not more than $500.00 per occurrence), plus any attorney's fees incurred by Landlord by reason of Tenant's failure to pay rent when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment. Landlord's acceptance of such late charges shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Landlord from exercising any of the other rights and remedies granted hereunder.

     4.5 All payments required of Tenant under the Lease shall bear interest, beginning on the day after the due date until paid at the lesser of eighteen percent (18%) per annum or the maximum lawful rate ("Default Interest"). In no event, however, shall the charges permitted under this paragraph or elsewhere in the Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum lawful rate of interest.

     4.6 No payment by Tenant or receipt by Landlord of a lesser amount than the rent due under this lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy provided in this lease or at law or in equity.

                                    ARTICLE 5
                                    SERVICES

     5.1 Provided no Event of Default exists, Landlord shall use reasonable business efforts to furnish to Tenant the following services: (i) water (hot and cold) at those points of supply provided for general use of tenants of the Building; (ii) heated and refrigerated air conditioning ("HVAC") as appropriate, during Normal Business Hours (which shall be on generally accepted business days from 12:00 a.m. to 11:59 p.m., Monday through Sunday), and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard;
(iii) janitorial service comparable to that provided in other office buildings on business days (if Tenant's use or floor covering or other leasehold improvements require special services, then Tenant shall, at Landlord's option, either retain another cleaning contractor to perform such services [with Landlord's reasonable approval] or pay the additional cost reasonably determined by Landlord attributable to the special services, as additional rent) and such window washing as may from time to time in Landlord's judgment be reasonably required; (iv) other than as specifically limited in this Lease, access to the Premises at all times if a multi-floor building, then elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of elevators in operation at times other than during customary business hours and on holidays;
(v) replacement of Building-standard light bulbs and fluorescent tubes; and (vi) electrical current other than for lighting or equipment requiring more than 110 volts, or other than for lighting or equipment with electrical energy consumption that exceeds normal office usage as reasonably determined by Landlord. If Tenant desires any HVAC service after Normal Business Hours, such service shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day before the service is to be provided, and Tenant shall pay to Landlord the cost of such service with the next due installment of monthly rent after Landlord has delivered to Tenant an invoice therefor.

     5.2 Tenant shall not install any electrical equipment requiring special wiring or voltage in excess of 110 volts or otherwise exceeding Building capacity unless approved in advance by Landlord. If approved, Landlord shall use reasonable efforts to furnish electrical current for such lighting or equipment through the then-existing feeders and risers serving the Building and the Premises, and Tenant shall pay to Landlord the cost of such service with the next due installment(s) of monthly rent after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by either or both: (i) a survey of Tenant's potential usage of electricity and that of standard or average tenant usage of electricity in the Building performed by a reputable consultant selected by Landlord and paid for by Tenant; or (ii) a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. In no event will the use of electricity in the Premises exceed the capacity of existing feeders and risers to or wiring in the Premises. If additional risers or wiring are required to meet Tenant's excess electrical requirements, Landlord, in it's reasonable judgment, may elect to permit same at the sole cost and expense of Tenant, provided such additional feeders, risers or wirings shall not cause permanent damage or injury to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the standard temperature otherwise maintained by the air conditioning system, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord with the next due installment of rent after Landlord has delivered to Tenant an invoice therefor.

     5.3 Landlord's obligation to furnish services under Section 5.1 shall be subject to the rules and regulations of the supplier of such services and governmental rules and regulations. Landlord may, upon not less than thirty (30) days' prior written notice to Tenant, discontinue any such service to the Premises, provided Landlord first arranges for a direct connection thereof through the supplier of such service. Tenant shall, however, be responsible for contracting with the supplier of such service and for paying all deposits for, and costs relating to, such service.

     5.4 Failure to any extent to furnish any service described above or any stoppage or interruption of those services resulting from any cause shall not render Landlord liable in any respect for damages, nor be construed as an eviction of Tenant or work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement contained in the Lease; notwithstanding the foregoing, if Tenant is unable to reasonably use the Premises for its intended use for a period of 5 days and such interruption is the result of the acts or omissions of Landlord, all Rent shall abate from and after such time until Tenant can again utilize the space and, if the inability to use the Premises continues for more than 30 days, Tenant shall have the right to terminate the Lease and vacate the Premises.

                                    ARTICLE 6
                                      USE

     6.1 Tenant shall use the Premises only for the Permitted Use unless Landlord consents to another use such consent to be in Landlord's sole and absolute discretion. Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful or deemed to be disreputable in any manner, or dangerous to life, limb or property, or extrahazardous on account of fire, nor permit anything to be done which will in any way increase the premiums for insurance coverage on the Building or contents therein, or invalidate any insurance coverage on the Building. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord, in the management of the Building. Tenant will not commit waste and will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal, insurance and other agencies or bodies having any jurisdiction thereof) with reference to the use, condition or occupancy of the Premises itself, including, without limitation, all environmental, health and safety laws and the Americans with Disabilities Act; Landlord, however, shall be responsible for the Building's compliance with all such matters (other than with respect to the Premises). Tenant will secure at its own expense all permits and licenses required for the transaction of business from the Premises in accordance with the Permitted Use. Tenant will receive or take delivery of goods or merchandise and will remove all garbage and trash only in the manner and areas reasonably prescribed by Landlord from time to time. Tenant will not display or sell merchandise outside the exterior walls and doorways of the Premises and may not use such areas for storage. Tenant will not keep any substance or carry on or permit any operation which might emit offensive odors or conditions into other parts of the Building or use any apparatus which might make undue noise or vibrations in the Building. Tenant further agrees not to install any exterior lighting, amplifiers or similar devices or use in or about the Premises an advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts.

     6.2 Tenant will, and will cause all its employees, agents, contractors and invitees to, comply fully with all rules and regulations of the Building adopted by Landlord from time to time. A copy of the rules and regulations for the Building, existing on the Date of the Lease, are attached hereto as Exhibit "D".
                                                                    ----------
Landlord shall at all times have the right to change such rules and regulations or to promulgate other rules and regulations in such reasonable manner as may be deemed advisable for the safety, care, or cleanliness of the Building or Premises, and for the preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant, provided such rules and regulations are not in conflict with the terms of this lease.

                                    ARTICLE 7
                                     SIGNAGE

     7.1 Tenant shall not install any signs, window or door lettering or advertising media of any type in, on or about the Premises or any part thereof, except for such tenant identification information as Landlord permits to be included or shown on any directory maintained in the front lobby of the Building and adjacent to the access door or doors to the Premises or such other items as Landlord approves. Should Landlord agree in writing to any of the foregoing items, Tenant agrees to maintain same in good condition and repair at all times.

                                   ARTICLE 8
                                  COMMON AREAS

     8.1 The use and occupation by Tenant of the Premises shall include the use in common with others entitled thereto of the common areas. The term "common areas" shall mean those portions of the Building intended for the common use of all tenants including, among other facilities, the parking areas, service roads, loading facilities, sidewalks, and such other facilities as may be designated by Landlord from time to time as common areas, subject, however, to the terms and conditions of this Lease and to the rules and regulations governing the use of the common areas as prescribed from time to time by Landlord. Landlord shall have the right from time to time to change the area, level, location and arrangement of the common areas, but in so doing, shall not deny access to Tenant, except on a temporary basis if necessary to perform any repairs or in an emergency.

     8.2 All common areas and facilities, which Tenant may be permitted to use are to be used under a revocable license (revocable only upon the termination of this Lease), and if such areas are diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall the diminution of such areas be deemed constructive or actual eviction unless Landlord fails to provide adequate parking in accordance with governmental ordinances or to provide access to the Premises at all times, other than on a temporary basis to make repairs or in the event of an emergency.

     8.3 All common areas and facilities, which Tenant may be permitted to use are to be used under a revocable license, and if such areas are diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall the diminution of such areas be deemed constructive or actual eviction.

     8.4 In accordance with the provisions of Exhibit "H", Tenant shall have the right to park in the parking areas in common with other tenants of the Building upon such reasonable terms and conditions established by Landlord at any time during the Lease Term, including the imposition of a reasonable parking charge if required by governmental authority or as otherwise provided for in the Lease. Tenant agrees not to overburden the parking areas and agrees to cooperate with Landlord and the other tenants in use of the parking areas. Landlord reserves the right in its absolute discretion to determine whether the parking areas are becoming overburdened and to allocate and assign parking spaces among Tenant and other tenants, and to reconfigure the parking areas and modify the existing ingress to and egress from the parking areas as Landlord shall deem appropriate, but in no event shall Landlord seek to reduce the number of parking spaces available to Tenant below that required by governmental ordinance.

                                    ARTICLE 9
                                   ALTERATIONS

     9.1 Any leasehold improvements to the Premises contemplated by Landlord and Tenant to be made prior to the commencement of the Lease Term shall be performed in accordance with the provisions of Exhibit "E".
                                     -----------

     9.2 Other than any leasehold improvements to be made under Section 9.1, Tenant shall not make, or allow to be made, any alterations, additions or improvements to the Premises without the prior written approval of Landlord, which approval shall not be unreasonably withheld as to interior, non-structural alterations that do not adversely or materially impact the building systems. All alterations, additions or improvements installed on the Premises by either party, including, without limitation, fixtures, but excluding readily movable trade fixtures, shall become the property of Landlord at the expiration of the Lease Term, unless Landlord has notified Tenant at the time of installation that it will require that Tenant remove such addition or improvement, and Landlord thereafter requests their removal, in which event, Tenant shall remove any such alterations, additions or improvements and restore the Premises to its original condition, reasonable wear and tear excepted at Tenant's expense.

     9.3 Prior to commencing any construction work on the Premises, Tenant must furnish to Landlord adequate plans and specifications for the written approval of Landlord. Once approved, Tenant shall not modify the plans and specifications without, again, obtaining the written approval of Landlord. Landlord's approval of the plans and specifications shall not be deemed to be a representation by Landlord that such plans and specifications comply with applicable insurance requirements, building codes, ordinances, laws or regulations.

     9.4 All construction work shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld. If Landlord does not perform the construction work, then Tenant shall cause all of its contractors and subcontractors to procure and maintain insurance coverage against such risks and in such amounts as Landlord may reasonably require and with such companies as Landlord may reasonably approve, which approval shall not be unreasonably withheld. Landlord may also require Tenant to obtain a waiver and release of liens from all contractors and subcontractors prior to commencement of the construction work. Tenant agrees to indemnify Landlord and hold Landlord harmless against any loss, liability or damage resulting from any such construction work performed by Tenant or on Tenant's behalf (other than excess costs related to delays attributable to Landlord or Landlord's contractor or its subcontractors.

     9.5 All construction work by Landlord or Tenant must be performed in a good and workmanlike manner in accordance with the approved plans and specifications, lien-free, and in compliance with all governmental laws and requirements. Landlord and Tenant shall only utilize new materials of a quality that is equal or better than the quality of those materials already on the Premises.

     9.6 Tenant shall not permit any mechanic's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant, including, but not limited to, any work performed, materials furnished, or obligations incurred by or at the request of Tenant for construction performed under the provisions of Exhibit
                                                                         -------
"E". If such a lien is filed, then Tenant shall, within thirty (30) after
---
Landlord has delivered notice of the filing to Tenant, either pay the amount of the lien or diligently contest such lien, in which event, Tenant shall deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may, at its election, pay the lien claim without inquiry as to the validity thereof, and any amounts so paid, plus Landlord's expenses and the administrative fee equal to ten percent (10%) of the amount paid, shall be paid by Tenant to Landlord as additional rental within ten (10) days after Landlord has delivered to Tenant an invoice therefor. No work which Landlord permits Tenant to perform in the Premises shall be deemed to be for the immediate use or benefit of Landlord so that no mechanics or other lien shall be allowed against the estate of Landlord by reason of its consent to such work.

                                   ARTICLE 10
                                    REPAIRS

     10.1 Landlord shall not be required to make any repairs or replacements of any kind or character on the Premises during the Lease Term except repairs to the exterior walls, corridors, windows, roof and other structural elements and equipment of the Building (including, without limitation, all HVAC, electrical, plumbing and mechanical systems), except when such repairs are caused by fire or other casualty, in which event, the provisions of Article 13 shall govern and control. Landlord shall maintain the Building (other than the Premises) and the exterior common areas of the Building in good condition and repair, similar to that of a comparable building, reasonable wear and tear excepted. Subject to the provisions of any waiver contained in Section 12.2, Landlord shall not be required to make any repairs occasioned by the acts or negligence of Tenant, its agents, employees, contractors and invitees. Tenant shall give immediate written notice to Landlord of the need for repairs or corrections and Landlord shall have a reasonable time to make such repairs or corrections. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections. Tenant waives the provisions of any law permitting Tenant the right to make repairs and deduct the expense of such repairs from the rent due under the lease.

     10.2 Landlord may, at its option and at the cost and expense of Tenant, repair or replace any damage or injury done to the Building or any part thereof, caused by Tenant, its agents, employees, contractors or invitees. Tenant shall pay such costs, plus an administrative fee equal to ten percent (10%) of the costs, to Landlord on the next date an installment of Base Rental is due following notice from Landlord of the costs. Tenant further agrees throughout the Lease Term to maintain and keep the interior of the Premises in good repair and condition at Tenant's expense.

                                   ARTICLE 11
                            ASSIGNMENT AND SUBLETTING

     11.1 Tenant shall not, without the prior written consent of Landlord (which Landlord may grant or deny in its reasonable discretion), (i) advertise that any portion of the Premises is available for lease, (ii) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, except to an affiliate of Tenant or to an entity which is the survivor of a merger or consolidation between it and Tenant or to an entity which has acquired substantially all of Tenant's assets (collectively, a "Related Transferee"), (iii) permit any other entity, other than a Related Transferee, to become Tenant hereunder by merger, consolidation, or other reorganization, (iv) sublet any portion of the Premises except to a Related Transferee, (v) grant any license, concession, or other right of occupancy of any portion of the Premises except to a Related Transferee or to a vendor, business partner or other entity with which Tenant is transacting business (collectively, a "Business Partner"), or (vi) permit the use of the Premises by any parties other than Tenant, a Related Transferee or a Business Partner (any of the events listed in Sections 11.1(ii) through 11.1(vi) being a "Transfer"). If Tenant requests Landlord's consent to a Transfer other than as allowed above, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Tenant shall reimburse Landlord for its reasonable attorneys' fees and other expenses incurred in connection with considering any request for its consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the obligations of Tenant hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for the obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant therefor. Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Base Rental and other amounts due under this Lease. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so. Regardless of the waiver of consent of Landlord for a transfer to a Related Transferee or Business Partner, Tenant shall provide written notice to Landlord of any such transfer of interest thirty (30) days prior to its effective date, together with copies of any documents relating to the transfer of possession. Any Related Transferee or Business Partner shall agree in a writing furnished to Landlord to assume the obligations of Tenant hereunder (except in the case of a sublease or agreement for occupancy of a portion of the Premises, where the Related Transferee or Business Partner shall only be obligated for payment of rent as set forth in such sublease or agreement). Notwithstanding any transfer of interest to a Related Transferee or Business Partner, Tenant shall remain fully obligated under this Lease (except in the case of a merger whereby the surviving entity assumes the obligations of Tenant).

     11.2 Except for a Transfer to a Related Transferee or Business Partner, Landlord may, by written notice, within thirty (30) days after submission of Tenant's written request for Landlord's consent to a Transfer, cancel this Lease (or, as to a subletting or assignment, cancel as to the portion of the Premises proposed to be sublet or assigned) as of the date the proposed Transfer was to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Base Rental and other amounts accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer and all brokerage commissions paid or payable by Landlord in connection with this Lease that are allocable to such portion of the Premises. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to

Tenant. Notwithstanding the foregoing to the contrary, in the event Landlord advises Tenant that it desires to cancel the Lease as to all, or the portion, of the Premises proposed to be sublet or assign, then Tenant shall have five (5) days to notify Landlord in writing ("Withdrawal Notice") that it has elected to withdraw its proposed Transfer and this Lease shall continue in full force and effect with respect to all, or the portion, of the Premises proposed to be sublet or assigned. Notwithstanding any Withdrawal Notice, if Tenant subsequently vacates the Premises, the provisions of Section 24.4 shall apply.

     11.3 Tenant shall pay to Landlord, immediately upon receipt thereof, all compensation received by Tenant for a Transfer that exceeds the Base Rental and other amounts due under the Lease (hereinafter, called "Excess Rent"), excluding any amount due under this Section 11.3 and allocable to the portion of the Premises covered thereby. Prior to paying to Landlord any Excess Rent, Tenant may deduct any reasonable costs incurred by Tenant for brokerage commissions, tenant improvement costs and attorney's fees in connection with the Transfer. Tenant shall notify Landlord in writing of any such costs at the time of the Transfer and furnish to Landlord copies invoices related thereto.

     11.4 Landlord may sell, transfer, assign or convey all or any part of its interest in the Building and the Lease and, in the event Landlord assigns its interest in this Lease, Landlord shall be released from any future obligation and liabilities hereunder, and Tenant agrees to attorn and look solely to Landlord's successor-in-interest for performance of such obligation.

                                   ARTICLE 12
                   INSURANCE; WAIVERS; SUBROGATION; INDEMNITY

     12.1 Tenant shall at its expense procure and maintain throughout the Lease Term the following insurance policies: (i) commercial general liability insurance in amounts of not less than $1,000,000 per occurrence, combined single limit, or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord and Landlord's agents against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (ii) contractual liability insurance coverage sufficient to cover Tenant's indemnity obligations hereunder, (iii) casualty insurance, including "all risks" and fire and extended coverage insurance covering the full value of Tenant's leasehold improvements, personal property and other property (including the property of others), located in or on the Premises, (iv) workman's compensation insurance, containing a waiver of subrogation endorsement reasonably acceptable to Landlord, (v) comprehensive automobile liability insurance, insuring Tenant, Landlord and Landlord's agents, and (vi) such other insurance and in such amounts as Landlord may reasonably require from time to time. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance, Landlord's policy will be excess over Tenant's policy. Tenant shall furnish certificates of insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder prior to the Commencement Date, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days before cancellation or a material change of any such insurance. All general commercial liability insurance policies shall name Landlord as additional insured, and otherwise shall be in form, and issued by companies, reasonably satisfactory to Landlord and with deductibles reasonably satisfactory to Landlord. Tenant's failure to maintain any insurance hereunder shall constitute an Event of Default without any written notice required of Landlord and, in such event, Landlord shall have the right, but not the obligation, to purchase any insurance that has lapsed. Should Landlord elect to purchase insurance on behalf of Tenant, then Tenant shall reimburse to Landlord the cost of such insurance and an administrative fee of ten percent (10%) of the amount of the premium within ten (10) days of the date of the notice from Landlord seeking the reimbursement. The policy limits of any insurance required to be carried by Tenant shall not limit the liability of Tenant under this Lease.

     Landlord shall procure and maintain throughout the Lease Term the following insurance policies: (i) commercial general liability insurance in amounts of not less than $1,000,000 per occurrence, combined single limit, or such other higher amounts as are deemed reasonable, in Landlord's sole discretion, (ii) contractual liability insurance coverage sufficient to cover any indemnity obligations of Landlord hereunder, (iii) casualty insurance, including "all risks" and fire and extended coverage insurance covering the full replacement value of the Building, excluding the leasehold improvements and personal property of tenants (including Tenant's) and their employees, agents, contractors and invitees, and (iv) such other insurance coverages and amounts as Landlord may elect to carry from time to time. The costs of insurance shall be reimbursed to Landlord in accordance with the provisions of Exhibit "C", hereunder.

     12.2 Landlord shall not be liable to Tenant or those claiming by, through, or under Tenant for any injury to or death of any person or persons or the damage to or theft, destruction, loss, or loss of use of any property or inconvenience (a "Loss") caused by casualty, theft, fire, third parties, or any other matter (including Losses arising through repair or alteration of any part of the Building, or failure to make repairs, or from any other cause), regardless of whether the negligence of any party caused such Loss in whole or in part. Landlord and Tenant waive any claim each might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is covered under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or [ ] is required to be insured against under the terms of the Lease, regardless that the negligence or fault of the other party caused such loss; however, the waiver shall not apply to the portion of any damage which is not reimbursed by the damaged party's insurance by reason of the deductible in such party's insurance coverage, but not in excess of $10,000.00 (even if the deductible is for a greater amount). Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

     12.3 Subject to the provisions of Section 12.2, Tenant shall defend, indemnify, and hold harmless Landlord and its employees and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attorneys' fees) for any Loss arising from an occurrence on the Premises or caused by or resulting from the condition of the Premises which is the responsibility of Tenant, or from the acts or omissions of Tenant or Tenant's employees, agents, contractors or invitees, or from Tenant's failure to perform any of its obligations under this Lease (other than a Loss arising from the gross negligence or willful misconduct of Landlord or its employees or agents), even though caused or alleged to be caused by the joint, comparative, or concurrent negligence or fault of Landlord or its employees and agents, and even though any such claim, cause of action, or suit is based upon or alleged to be based upon the strict liability of Landlord or its employees and agents, provided that this indemnity shall not apply to the gross negligence or willful misconduct of Landlord or its employees or agents. This indemnity provision is intended to indemnify Landlord and its employees and agents against the consequences of their own negligence or fault (but not the gross negligence or willful misconduct of Landlord or its employees or agents) as provided above when Landlord or its employees and agents are jointly, comparatively, or concurrently negligent with Tenant.

     12.4 Tenant shall not use, and shall not permit any subtenant, licensee, concessionaire, employee, agent or invitee (hereinafter collectively "Tenant's Representatives") to use, any portion of the Premises or Building, for the placement, storage, manufacture, disposal or handling of any hazardous materials (hereinafter defined) unless Tenant complies with all applicable environmental laws (federal, state or local), including, but not limited to those for obtaining proper permits. In the event Tenant or Tenant's Representatives desire to use or place hazardous materials on the Premises (other than those normally used in General Offices uses, such as cleaning agents or toner for copier machines) it shall notify Landlord in writing thirty (30) days prior to such proposed use or placement, and provide the names of the hazardous materials, procedures to insure compliance with the applicable environmental law and such other information as Landlord may reasonably request.

     In the event Tenant or Tenant's Representatives places, releases or discovers any hazardous materials on the Premises or Building in violation of applicable environmental laws, Tenant shall immediately notify Landlord of such fact in writing within twenty-four (24) hours of the placement, release or discovery. Tenant shall not be responsible nor liable for the removal of any such materials which were not placed, manufactured, deposited, spilled, stored, disposed of or leaked by Tenant or Tenant's Representatives. Tenant shall not attempt any removal, abatement or remediation of those hazardous materials on the Premises in violation of applicable environmental laws, without obtaining the additional written consent of Landlord, which consent may be specifically conditioned on Landlord's right to approve the scope, timing and techniques of any such work and the appointment of all contractors, engineers, inspectors and consultants in connection with any such work. Tenant shall be responsible for the cost of any removal, abatement and remediation work of any hazardous materials which it or Tenant's Representatives have placed, stored, manufactured, disposed of or handled by Tenant or Tenant's Representatives on the Premises or any other portion of the Building and for the cost of any removal, abatement or remediation of any hazardous materials which might be disturbed or released as a result of any remodeling or construction in the Premises by Tenant or Tenant's Representatives. Such costs shall include, without limitation, the cost of any supervision by Landlord, its employees or agents, in connection with such work. Tenant shall comply with all environmental laws in connection with any such removal.

     Tenant shall indemnify Landlord, its shareholders, directors, officers, employees and agents and hold them harmless, from and against any loss, damage (including, without limitation, a loss in value of the Building or damages due to restrictions on marketing contaminated space), cost, liability or expense (including reasonable attorneys' fees and expenses and court costs) arising out of the placement, storage, use, manufacture, disposal, handling, removal, abatement or remediation of any hazardous materials by Tenant or Tenant's Representatives on the Premises or Building, or any removal, abatement or remediation of any hazardous materials required hereunder to be performed or paid for by Tenant, with respect to any portion of the Premises or the Building, or arising out of any breach by Tenant of its obligations under this paragraph.

     The term "hazardous materials" as used herein shall mean (i) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (ii) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601, et seq.), as amended from time to time, and regulations promulgated thereunder; (iii) asbestos or polychlorinated biphenyls; (iv) any substance the presence of which on the Building or on the Premises is prohibited or regulated by any federal, state or local law, regulation, code or rule; and
(v) any other Substance which requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment, or disposal.

     12.5 The indemnification provisions contained in Article 12 shall survive the termination of this Lease.

                                   ARTICLE 13
                                FIRE AND CASUALTY

     13.1 If the Premises or Building or any part thereof shall be materially damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord and Landlord or Tenant (where the damage or destruction prevents Tenant from carrying on its normal business operations and such damage is estimated to require more than 120 days from the date of the casualty to repair) may, at its option, terminate this Lease by notifying the other party in writing of such termination within sixty (60) days after the date of such damage, in which event the rent hereunder shall be abated as of the date of such damage. If this Lease is not so terminated, Landlord shall as soon as reasonably practical after the date of such damage commence to repair and restore the Building with reasonable diligence (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of Tenant's leasehold improvements (except to the extent originally paid by Landlord), furniture, furnishings or fixtures and equipment removable by Tenant under the provisions of this Lease. Tenant agrees to rebuild and restore any leasehold improvements to the extent not required of Landlord. Tenant shall commence any such work upon written notice from Landlord. In the event Landlord is unable to complete the Building and improvements required of Landlord as noted in this Section 13.1 within 120 days following the date of the casualty, as such period may be extended by reason of Tenant Delays or delays beyond the reasonable control of Landlord, then Tenant may elect to terminate this Lease upon written notice to Landlord at any time within thirty (30) days following the expiration of the 120 day period. If Tenant fails to notify Landlord that it is electing to terminate within the 30-days, it shall be deemed to have elected to waive the right to terminate due to Landlord's failure to complete the improvements timely and this Lease shall continue in full force and effect as noted herein above. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     13.2 Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. Subject to the provisions of the remainder of this paragraph, Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the Premises are unfit for occupancy. The diminution of rent shall expire on the date Landlord delivers the Premises to Tenant ready for occupancy (if Landlord originally provided the leasehold improvements) or (ii) on the date following all equivalent time allowed Tenant for the construction of leasehold improvements after Landlord delivered the

Premises to Tenant ready for Tenant to rebuild its leasehold improvements, as contemplated in Exhibit "E" (if Tenant originally provided the leasehold
                -----------
improvements). If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees or invitees, [ ] Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Building caused thereby to the extent such costs and expenses are not covered by insurance carried, or required to be carried, by Landlord under the he provisions of this Lease, but Tenant shall not be liable for any amount in excess of $10,000.00 to the extent due solely by reason of Landlord's carrying a larger deductible [ ].

                                   ARTICLE 14
                                  CONDEMNATION

     14.1 If all of the Building should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this Lease shall terminate and the rent shall be abated during the unexpired portion of the Lease Term, effective on the date physical possession is taken by the condemning authority, and Tenant shall have no claim against Landlord for the value of any unexpired Lease Term.

     14.2 In the event a portion but not all of the Building shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, by private sale in lieu thereof and the partial taking or condemnation shall render the Building unsuitable for continued operation, then Landlord or Tenant shall have the option, in its sole discretion, of terminating this Lease or if this Lease is not terminated, at Landlord's sole risk and expense, Landlord shall restore and reconstruct the Building to the extent necessary to make same reasonably tenantable. Should this Lease not be terminated, then Landlord shall restore the Premises and the Lease shall continue in full force and effect with the rent payable during the unexpired portion of this Lease being adjusted to such an extent as may be fair and reasonable under the circumstances, and Tenant shall have no claim against Landlord for the value of any interrupted portion of this Lease.

     14.3 Landlord shall be entitled to receive all of the compensation awarded upon a condemnation (or the proceeds of a private sale in lieu thereof) of all or any part of the Building or the Premises, including any award for the value of any unexpired Lease Term, and Tenant hereby assigns to Landlord and expressly waives all claim to any such compensation. However, Tenant reserves for itself any separate award made for relocation cost or loss of any of Tenant's trade fixtures, provided no such award shall diminish the amount that would otherwise be awarded to Landlord.

                                   ARTICLE 15
                      SUBORDINATION, ATTORNMENT, ESTOPPEL

     15.1 This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument (a "Mortgage"), or any ground lease, master lease, or primary lease (a "Primary Lease"), that [ ] hereafter covers all or any part of the Premises (the mortgage under any Mortgage or the lessor under any Primary Lease is referred to herein as "Landlord's Mortgagee"), including any modifications, renewals or extensions of such Mortgage or Primary Lease. Notwithstanding the foregoing, Tenant agrees that any such Landlord's Mortgagee shall have the right at any time to subordinate such Mortgage or Primary Lease to this Lease on such terms and subject to such conditions as Landlord's Mortgagee may deem appropriate in its discretion. Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the Landlord's Mortgagee as Landlord my request. In the event that Tenant should fail to execute any subordination or other agreement required by this paragraph, promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney in fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest. As a condition precedent to executing any subordination agreement, Landlord's Mortgagee shall agree in writing not to disturb this Lease as long as Tenant has not committed an Event of Default (i.e., beyond applicable notice and cure periods).

     Landlord represents that there is no Mortgage on the Project on the date of this Lease.

     15.2 Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

     15.3 Tenant shall not seek to enforce any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given in writing to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

     15.4 Tenant agrees that, within ten (10) days of written request by Landlord, it will execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

                                   ARTICLE 16
                               EVENTS OF DEFAULT

     16.1 The following shall be deemed to be Events of Default by Tenant under this Lease:

          (a) Tenant shall fail to pay any installment of Base Rental or any other rent or monetary sum when due under the provisions of the Lease and such failure continues for a period of ten (10) days after written notice; provided, however, that Landlord shall only be required to give written notice on the first two (2) occasions in a twelve (12) month period that same is past due and, thereafter, if Tenant on a subsequent occasion fails to pay when due, it shall be an Event of Default without any prior notice required of Landlord. It is the intent of the parties that written notice shall not be required for a failure to pay to constitute an Event of Default except as expressly provided herein.

          (b) Tenant shall fail to comply with any term, provision or covenant of this lease, other than the payment of a monetary sum, and such failure shall not be cured twenty (20) days after written notice thereof to Tenant; provided, however, if such default is typically one that cannot reasonably be cured within such time period, so long as Tenant is diligently working toward the cure thereof, Tenant shall have such additional time as is reasonably necessary to effect such cure, not to exceed sixty (60) days.

          (c) Tenant or any guarantor of Tenant's obligations under this Lease shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

          (d) Tenant or any guarantor of Tenant's obligations under this Lease shall file a petition under any state or federal bankruptcy or other insolvency statutes or Tenant or any guarantor of Tenant's obligations under this Lease shall be adjudged bankrupt or insolvent in proceeding filed against Tenant or guarantor thereunder and such adjudication shall not be vacated or set aside within thirty (30) days.

          (e) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of the obligations of Tenant under this Lease and such receivership shall not be terminated or stayed within thirty
(30) days.

          (f) Tenant shall do or permit to be done anything which creates a lien upon the Premises or upon all or any part of the Building which is not removed within thirty (30) days after receipt of written notice thereof from Landlord.

          (g) Tenant shall desert or vacate any substantial portion of the premises, except in accordance with the provisions of Section 24.4.

                                   ARTICLE 17
                                    REMEDIES

     17.1 Upon the occurrence of an Event of Default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, except if required by applicable law:

          (a) Terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or damages, enter upon and take possession and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof by any lawful means without being liable for prosecution or any claim for damages therefor, and Tenant agrees to pay to Landlord, as hereinafter set forth in Section 17.2, on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

          (b) Terminate Tenant's right to possession of the Premises, but not the Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or damages, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof by any lawful means without being liable for prosecution or any claim for damages therefor and Tenant agrees to pay to Landlord, as hereinafter set forth in Section 17.2, on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

          (c) Enter upon the Premises, by any lawful means without terminating the Lease or Tenant's right to possession and without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the provisions of this Lease, and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, plus an administrative fee equal to ten percent (10%) of any expenses incurred by Landlord, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant for such action.

          (d) Not to re-enter the Premises or terminate the Lease, but to allow Tenant to remain in possession of the Premises, and bring suit against Tenant to collect the monthly rents and other charges provided in this Lease as they accrue. Landlord shall have a right to allow such deficiencies of monthly rents and other charges provided in this Lease to accumulate and to bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way the right of Landlord to bring a similar action for any subsequent deficiency or deficiencies.

     Tenant agrees that any re-entry into the Premises under the provisions of subpart (b) of this Section shall not be deemed a termination of the Lease or an acceptance of the surrender thereof, unless Landlord shall have notified Tenant in writing that it has so elected to terminate the Lease. Tenant also agrees that any notice pursuant to an action for forcible detainer or eviction shall not be deemed to be a termination of the Lease unless Landlord shall have also notified Tenant in writing that it has so elected to terminate the Lease. Any election of the remedy provided in subpart (b) of this Section shall not preclude the subsequent election by Landlord of the remedy under subpart (a) of this Section.

     Should Landlord elect to re-enter the Premises under the provisions of subparts (a) or (b), Landlord shall make reasonable efforts to relet the Premises. Nothing herein, however, shall prohibit Landlord from leasing any other vacant space in the Building before leasing the Premises, or from using its business judgment in respect to the releasing of the Premises. In this regard, Landlord shall not be required to relet the Premises in part, rather than a whole, or for a rental rate less than the rental rate then being offered to prospective tenants for other space in the Building.

     17.2 Should Landlord at any time terminate this Lease or Tenant's right to possession for an Event of Default, Landlord shall recover from Tenant, and Tenant shall be liable and pay to Landlord, as damages a sum equal to the following:

     (i) the unpaid monthly rents and other charges provided in this Lease and which accrued prior to the date of termination;

     (ii)  an amount equal to the following:

               (A) Until Landlord is able, through reasonable efforts, to relet the Premises under terms satisfactory to Landlord, in its sole discretion, Tenant shall pay to Landlord on or before the first day of each calendar month, the monthly rentals and other charges provided in this Lease. If and after the Premises have been relet by

           Landlord, Tenant shall pay to Landlord on the twentieth (20th) day of each calendar month the difference between the monthly rentals and other charges provided in this Lease for such calendar month and that actually collected by Landlord for such month. If it is necessary for Landlord to bring suit in order to collect any deficiency, Landlord shall have a right to allow such deficiencies to accumulate and to bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way the right of Landlord to bring a similar action for any subsequent deficiency or deficiencies. Any amount collected by Landlord from subsequent tenants for any calendar month in excess of the monthly rentals and other charges provided in this Lease, shall be credited to Tenant, first, in reduction of Tenant's liability for any calendar month for which the amount collected by Landlord will be less than the monthly rentals and other charges provided in this Lease and, then, against Tenant's liability for any other damages of Landlord hereunder, and Tenant shall have no right to any excess other than the above-described credits; and

               (B) When Landlord desires, Landlord may demand a final settlement, in which event, Landlord shall have a right to, and Tenant hereby agrees to pay, the difference between (1) the total monthly rents and other charges provided in this Lease for the remainder of the Lease Term, and (2) the fair rental value of the Premises for such period (determined as of the time of the final settlement) such difference discounted to present value using the prime rate published in the Wall Street Journal for the region in which the Building is located on the date of the final settlement; and

     (iii) all other damages which Landlord may demonstrate it incurred, including, without limitation, any and all costs of retaking the Premises, costs of maintaining and preserving the Premises after such retaking, and costs of reletting the Premises, such as costs to repair or remodel the Premises and to pay market based leasing commissions.

     If Landlord elects to exercise the remedy prescribed in Section 17.2(ii)(A) above, this election shall not prejudice Landlord's right at any time thereafter to cancel said election in favor of the remedy prescribed in Section 17.2(ii)(B) above.

     As used in Article 17, the phrase "the monthly rentals and other charges provided in this Lease" shall mean the monthly amount of Base Rental plus the monthly amount of Tenant's Pro Rata Share of Excess Basic Costs. If Landlord demands a final settlement, then Landlord shall have the right to estimate Tenant's Pro Rata share of Excess Basic Costs for the remainder of the Lease Term.

     Any past due monthly rents and other charges provided in this Lease shall bear interest at the Default Interest rate, defined elsewhere in the Lease.

     17.3 Upon the occurrence of an Event of Default, Landlord may alter all locks and security devices at the Premises and will not be obligated to return the key to Tenant if Landlord has elected either to terminate this Lease under
Section 17.1(a) or permanently repossess the Premises under Section 17.1(b). If Landlord alters all locks and security devices at the Premises because of an Event of Default without electing either to terminate this Lease or permanently repossess the Premises, then Landlord shall return the key to Tenant only during the regular business hours of Landlord's property manager and only in the event Tenant has paid the rent or otherwise performed the obligations necessary to cure the Event of Default and, further, Tenant provides reasonable assurances to Landlord evidencing Tenant's ability to perform its remaining obligations under this Lease. In the event Landlord alters the locks and the keys are not returned to Tenant, then, upon the prior written request of Tenant accompanied by such releases and waivers as Landlord may require, Landlord, at its option, may (i) escort Tenant to the Premises to retrieve personal belongings and other property not subject to Landlord's lien and security interest, or (ii) obtain from Tenant a list of such personal belongings and personal property and advise Tenant of a time and place where such items will be made available to Tenant. If Landlord elects the lallcr option, then Tenant shall reimburse to Landlord the cost of moving and/or storing the items prior to Landlord's making same available to Tenant.

     17.4 Should Landlord re-enter and take possession of the Premises, Landlord may, with respect to any and all furniture, fixtures, equipment and other personal property remaining on the Premises, exercise one or more of the following rights: (i) sell the personal property pursuant to any lien retained by Landlord; (ii) remove the personal property from the Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) and place same in storage and, in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal and storage and shall indemnify and hold Landlord harmless from all loss, damage, cost, expense and liability in connection with such removal and storage; or (iii) dispose of any of the personal property. Should Landlord elect to dispose of any of the personal property, whether or not such personal property was first placed in storage, Landlord shall give Tenant written notice at Tenant's last known address advising Tenant that Landlord will dispose of the personal property unless Tenant retrieves same within five (5) days from the date of the notice and pays to Landlord any costs incurred for storage and/or removal. Landlord shall also have the right to relinquish possession of all or any portion of such personal property to any person claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by such person to grant such person the right to take possession of such personal property, without the necessity on the part of Landlord to inquire into the authenticity of the copy of the instrument or of Tenant's or Tenant's predecessor's signature thereon and without the necessity of Landlord's making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which such person purports to act; and Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment of other personal property to the person. The rights of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have a law or in equity, and Tenant Stipulates and agrees that the rights herein granted Landlord are commercially reasonable. Tenant knowingly and irrevocably waives any claims it may have against Landlord arising from Landlord's removal and storage of Tenant's personal property in accordance with the provisions of this paragraph.

     17.5 No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention shall be given to Tenant. Notwithstanding any such re-entry or taking possession of the Premises, Landlord may at any time thereafter elect to terminate this Lease by reason of the Event of Default. Pursuit of any office remedies set forth in Article 17 shall not preclude pursuit of any of the other remedies in Article 17 or any others provided in this Lease or any other remedies provided by law or in equity. The specific remedies to which Landlord may resort under this Lease are cumulative and are not intended to be exclusive of any other remedies to which Landlord may be lawfully entitled in case of a breach or threatened breach of the Lease. In addition to any other remedies provided in the Lease, Landlord shall be entitled to seek injunctive relief to restrain any violation or threatened violation of the covenants, conditions or provisions of this lease or to compel specific performance. The pursuit of any remedy provided in this Lease shall not constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of rent following an Event of Default hereunder shall not be construed as Landlord's waiver of such Event of Default unless such waiver is expressly stated in writing signed by Landlord. No waiver by Landlord of any violation or breach of the terms, provisions, and covenants of the Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants of the Lease. No consent by Landlord to any act of Tenant under this Lease shall be deemed to waive or render unnecessary consent to any subsequent or similar act. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of any other violation or Event of Default.

     17.6 Landlord and Tenant hereby irrevocably waive, to the extent permitted by law, any right to trial by jury in any lawsuit, action, proceeding, or counterclaim brought by either party hereto against the other on any matter arising out of or connected with this Lease, the acts or omissions of Landlord or Tenant in connection with this Lease, or Tenant's occupancy and use of the Premises and the Building.

     17.7 Except as provided for herein, Tenant shall not for any reason withhold or reduce Tenant's required payments of rent and other charges provided in this Lease, it being agreed that the obligations of Landlord under this Lease are independent of Tenant's obligations except as may be otherwise expressly provided. The immediately preceding sentence shall not be deemed to deny Tenant the pursuit of all rights granted it under this Lease or at law; however, at the direction of Landlord, Tenant's claims in this regard shall be litigated in proceedings different from any litigation involving rent claims or other claims by Landlord against Tenant (i.e., each party may proceed to a separate judgment without consideration, counterclaim or offset as to the claims asserted by the other party).

     17.8 In the event of any default described in subsection (d) of Section
16.1 of this Lease, any assumption and assignment must conform with the requirements of the Bankruptcy Code which provides, in part, that the Landlord must be provided with adequate assurance of the following: (i) that the proposed assignee has sources to pay monthly rents and any other charges due under this Lease; (ii) that the financial condition and operating performance of any proposed assignee and its guarantors, if any, shall be similar to the financial condition and operating performance of Tenant and its guarantors, if any, as of the date of execution of this Lease; (iii) that any percentage rent due under this Lease will not decline substantially; (iv) that any assumption or assignment is subject to all of the provisions of this Lease (including, but not limited to, restrictions as to use) and will not breach any such provision contained in any other Lease, financing agreement or other agreement relating to the Building; and (v) that any assumption or assignment will not disrupt any tenant mix or balance in the Building.

          (a) In order to provide Landlord with the assurance contemplated by the Bankruptcy Code, Tenant must fulfill the following obligations, in addition to any other reasonable obligations that Landlord may require, before any assumption of this Lease is effective: (i) all defaults under subsection (a) of
Section 16.1 of this Lease must be cured within ten (10) days after the date of assumption; (ii) all other defaults under Section 16.1 of this Lease other than under subsection (d) of Section 16.1 must be cured within ten (10) days after the date of assumption; (iii) all actual monetary losses incurred by Landlord (including, but not limited to, reasonable attorneys' fees) must be paid to Landlord within ten (10) days after the date of assumption; and (iv) Landlord must receive within ten (10) days after the date of assumption a Security Deposit in the amount of six (6) months Base Rental (using the Base Rental in effect for the first full month immediately following the assumption) and an advance prepayment of Base Rental in the amount of three (3) months Base Rental (using the Base Rental in effect for the first full month immediately following the assumption), both sums to be held by Landlord in accordance with the other provisions of this Lease, including, without limitation, Section 4.3, and deemed to be rent under this Lease for the purposes of the Bankruptcy Code as amended and from time to time in effect.

          (b) In the event this Lease is assumed in accordance with the requirements of the Bankruptcy Code and this Lease, and is subsequently assigned, then, in addition to any other reasonable obligations that Landlord may require and in order to provide Landlord with the assurances contemplated by the Bankruptcy Code, Landlord shall be provided with the following: (i) a financial statement of the proposed assignee prepared in accordance with generally accepted accounting principles consistently applied, though on a cash basis, which reveals a net worth in an amount sufficient, in Landlord's reasonable judgment, to assure the future performance by the proposed assignee of Tenant's obligations under this Lease; or (ii) a written guaranty by one or more guarantors with financial ability sufficient to assure the future performance of Tenant's obligations under this lease, such guaranty to be in Form and content satisfactory to Landlord and to cover the performance of all of Tenant's obligations under this Lease.

                                   ARTICLE 18
                               LANDLORD'S DEFAULT

     18.1 Landlord shall be in default under the Lease if Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations under the Lease within thirty (30) days of the receipt by Landlord of written notice from Tenant of the alleged failure to perform. Tenant hereby waives any right to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement hereof, whether in this Lease or elsewhere and Tenant hereby agrees that Tenant's sole remedies for default hereunder and for breach of any promise or inducement shall be limited to a suit for damages and/or injunctive relief. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the mortgagees holding mortgages on the Building notice and a reasonable time to cure any default by Landlord.

     18.2 The liability of Landlord to Tenant and Tenant to Landlord for any default by Landlord under the terms of this Lease shall be limited to Tenant's or Landlord's actual direct, but not consequential, damages therefor. Tenant agrees to look solely to the estate and interest of Landlord in the Building for the collection of any judgment or other judicial process requiring the payment of money by Landlord in the event of a default or breach by Landlord with respect to this

Lease, and no other assets of Landlord shall be subject to levy of execution or other procedures for the satisfaction of Tenant's rights. This section shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

                                   ARTICLE 19
                          LANDLORD'S CONTRACTUAL LIEN

     Landlord agrees to waive all statutory lien rights it may have against property owned or held by Tenant.

                                   ARTICLE 20
                      SURRENDER OF PREMISES; HOLDING OVER

     20.1 No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same is made in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises "broom-clean" and with all improvements located thereon in good repair and condition, reasonable wear and tear and condemnation and fire or other casualty damage excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord). Additionally, Tenant shall remove such alterations, additions, improvements, trade fixtures, equipment, wiring, and furniture as Landlord has provided notice to Tenant at installation of the Landlord's requirement for removal thereof. Tenant shall repair all damage caused by such removal. All items not so removed upon the expiration or termination of the lease shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord at any time, thereafter, without notice to Tenant and without any obligation to account for such items. If Landlord incurs any cost in the storage or removal of any such items, Tenant shall pay to Landlord on demand any and all such charges. The provisions of this paragraph shall survive the expiration or termination of the Lease.

     20.2 If Tenant, or any party under Tenant claiming rights to the Lease, fails to vacate the Premises at the end of the Lease Term, then such possession shall be an unlawful detainer (Landlord reserving the right to seek an eviction or removal), no tenancy shall be created, and Tenant shall pay each day during any holdover period a daily Base Rental equal to the greater of (a) one thirtieth (1/30th) of one hundred fifty percent (150%) of the monthly Base Rental payable during the last month of the Lease Term, or (b) the prevailing rental rate for similar space in the Building, plus, Tenant shall pay any additional rental due under the other provisions of this Lease during any such holdover period. In addition to payment of rent, Tenant shall pay to Landlord all other damages to which Landlord may be entitled as a result of Tenant's holding over.

                                   ARTICLE 21
                                 RIGHT OF ACCESS

     21.1 Upon reasonable prior notice to Tenant Landlord or Landlord's representatives shall have the right to enter into and upon the Premises at any and all reasonable times (i) to inspect, clean or make repairs or alterations or additions to the Premises as Landlord may deem necessary (but without any obligation to do so, except as expressly provided elsewhere in the Lease), or
(ii) to show the Premises to prospective tenants, purchasers or lenders; and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall any such entry be deemed to be an actual or constructive eviction. Landlord shall make reasonable efforts not to interfere with Tenant's conduct of business by reason of any such entry by Landlord.

                                   ARTICLE 22
                               SUBSTITUTION SPACE

     Intentionally omitted.

                                   ARTICLE 23
                                  MISCELLANEOUS

     23.1 Attorneys' Fees. In case it should be necessary or proper for one party to bring an action under this Lease against the other, then the party which does not prevail agrees in each and any such case to pay to the party which prevails its reasonable attorneys' fees. Furthermore, should it be necessary for Landlord to consult an attorney for the enforcement of any of Landlord's rights hereunder (including seeking payment of any amounts due under the Lease) without the necessity of bringing an action, then Tenant, nonetheless, agrees in such event to pay to Landlord its reasonable attorneys' fees.

     23.2 Taxes. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on Such increase, then Tenant shall pay to Landlord, upon demand, that part of such taxes for which Tenant is primarily liable hereunder.

     23.3 Name. Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises. In no event shall Tenant acquire any rights in or to such name and Landlord reserves the right from time to time and at any time to change the name of the Building.

     23.4 Financial Statements. Prior to the execution of this Lease, Tenant has delivered financial statements to Landlord, prepared by a certified public accountant and certified to be true and correct in all material aspects. Tenant further agrees to deliver to Landlord Tenant's most recently updated financial statements within ten (10) days of Landlord's written request (but not more often the annually, unless an Event of Default has occurred, whereupon this restriction shall not apply), each financial statement certified to be true and correct in all material aspects by an authorized person on behalf of Tenant.

     23.5 Brokerage. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than the person(s) listed in the Basic Definitions and Lease Provisions of this Lease (the "Broker(s)"). Except for any Broker(s) who shall be compensated in accordance with the provisions of a separate agreement, Landlord and Tenant each agree to indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party.

     23.6 Quiet Enjoyment. Provided Tenant has performed all of the terms and conditions of this Lease to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, subject to the terms and conditions of this Lease.

     23.7 Force Majeure. Whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party. The foregoing shall not excuse, however, the timely payment of rent by Tenant under the provisions of this Lease.

     23.8 Notices. All notices and other communications given by one party to the other under the provisions of this Lease shall be in writing, addressed to the party at the address provided in the Basic Definitions and Lease Provisions, and shall be by one of the following: (i) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, (ii) hand delivered by courier to the intended address, or (iii) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter or
(iv) reputable overnight courier services. Notice sent by certified mail shall be effective three (3) days after being deposited in the United States Mail; all other notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

     23.9 Joint and Several Liability. If there is more than one Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever.

     23.10 Severability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause of provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

     23.11 Amendments; Construction and Binding Effect. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms thereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee or a successor thereto, no third party shall be deemed a beneficiary hereof.

     23.12 Captions. The captions contained in this Lease are for convenience of reference only, and do not limit or enlarge the terms and conditions of this Lease.

     23.13 Recording. Tenant shall not record or permit to be recorded in the official records of the county where the Premises are located the Lease or any memorandum of lease or other document giving notice of the existence of the Lease.

     23.14 Time of Essence. Except as otherwise expressly provided in this Lease, time is of the essence.

     23.15 Governing Law; Venue. The laws of the state in which the Building is located shall govern the interpretation, validity, performance and enforcement of this Lease. Venue for any action under this Lease shall be the county in which the building is located.

     23.16 Authority. If either party is a corporation or partnership, the person executing the Lease on behalf of such party hereby represents and warrants that (i) he is duly authorized and empowered to execute the Lease on behalf of such party, (ii) Tenant has full right and authority to enter into this Lease, and (iii) upon full execution, this Lease constitutes a valid and binding obligation of such party.

     23.17 Approval. Any approval of Landlord required under the provisions of this Lease must be in writing or it shall not be deemed to be effective and, if not in writing, then in the making of proof thereof, Landlord shall be presumed not to have given its approval.

     23.18 No Merger. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the Premises or any interest in such fee estate.

     23.19 No Partnership. Nothing in this Lease shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

     23.20 No Offer. The submission of this Lease by Landlord to Tenant for examination shall not be construed as an offer to lease or a reservation of an option to lease. Further, it is the intention of the parties that Landlord shall not be bound and Tenant shall not have any rights under this Lease unless and until Landlord executes a copy of this Lease and delivers it to Tenant.

     23.21 Exhibits. All exhibits and attachments attached hereto are incorporated herein by this reference. [Check all boxes which apply. Boxes not checked are of exhibits that do not apply.]

          Exhibit A -       Legal Description                 [X]
          Exhibit B -       Outline of Premises               [X]
          Exhibit C -       Operating Expense Reimbursement   [X]
          Exhibit D -       Building Rules and Regulations    [X]
          Exhibit E -       Work Letter                       [X]
          Exhibit F -       Commencement Date Letter          [X]
          Exhibit G -       Financing Statement               [ ]
          Exhibit H -       Parking                           [X]
          Exhibit I -       Signage                           [X]
          Exhibit J -       Renewal Option                    [X]
          Exhibit K -       Right of First Refusal            [ ]
          Exhibit L -       Guaranty of Lease                 [ ]

     23.22 Entire Agreement. This Lease, including all exhibits attached hereto, constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord, Landlord's agent or Tenant, anyone of the foregoing to the other with respect to this Lease or the obligations to Landlord or Tenant in connection therewith.

     23.23 Cancellation Option. Tenant and any Related Transferee is hereby granted the option to cancel or terminate this Lease at the end of the thirty sixth (36th) month after the Commencement Date (the "Cancellation Date") on the following terms: (1) an Event of Default is not outstanding, (2) Tenant has notified Landlord in writing a minimum of six (6) months prior to the Cancellation Date of its desire to terminate the Lease on the Cancellation Date,
(3) Tenant has paid to Landlord at the time of delivery of the notice of cancellation a cancellation fee of $100,000.00 plus an amount equal to the unamortized portion of the commisions, tenant improvement allowance, and any sublease termination fee (as described in Section 24.2, below) paid by Landlord on this Lease. (Amortization shall be monthly over sixty (60) months, beginning on the Commencement Date) and shall be set forth in all agreement between Landlord and Tenant to be executed within sixty (60) days after the Commencement Date. The option granted herein is one-time option and shall become null and void if not exercised timely, time being of the essence.

                                   ARTICLE 24
                               SPECIAL PROVISIONS

     24.1 Temporary Premises. Reference is made to the fact that the Premises are currently occupied and shall not be available prior to April 30, 2001 for the construction of tenant improvements in accordance with the provisions of Exhibit "E". Tenant desires to lease from Landlord temporary space (identified
-----------
below) until such time as the Premises are delivered to Tenant. Accordingly, Landlord hereby agrees to lease the Temporary Premises to Tenant and Tenant agrees to rent and lease the Temporary Premises from Landlord on the terms set forth below and otherwise in accordance with the provisions of this Lease:

Temporary Premises:     1,829 square feet of rentable area located in Suite 101,
                        1202 E. Arapaho Rd., Richardson, Texas
Lease                   Term: Commencing on December 15, 2000 and continuing
                        until the Premises are delivered to Tenant in accordance
                        with the terms of this Lease; provided, that Tenant may
                        extend the term of the temporary space on a
                        month-to-month basis on the same terms for up to an
                        additional one (1) month.
Base Rental:            The monthly Base Rental shall be $2,286.25.
Additional Rental:      Basic Costs utilized in the  calculation of any Excess
                        (as described in Exhibit "C") for the Temporary
                                         -----------
                        Premises shall be those actual costs for calendar year
                        2000.
Security Deposit:       $2,286.25, payable upon execution of the Lease. The
                        Security Deposit for the Temporary Premises shall be
                        separate from that for the Premises and shall be
                        returned to Tenant upon expiration of the Lease Term for
                        the Temporary Premises unless otherwise applied as
                          permitted in accordance with the provisions of Section
                          4.3.
Leasehold Improvements:   Landlord shall deliver and Tenant shall take the
                          Temporary Premises in "AS IS" "WHERE IS" condition and with all faults. Landlord shall have no obligation to make any alterations, modifications or repairs to the Temporary Premises, except those repairs otherwise required of Landlord under Section 10.1 of this Lease.

     24.2 Subleased Premises. Reference is made to the fact that Tenant is currently subleasing space from Family Guidance Center at 1222 E. Arapaho Rd., Suite 102, Richardson, Texas ("Subleased Premises"). Tenant has represented to Landlord that Tenant has the option to terminate the sublease for the Subleased Premises upon payment of the sum of $4,781.00 to the Family Guidance Center on or before February 1, 2001. In the event Tenant elects to terminate the sublease, it shall notify Landlord and provide Landlord with a copy of its written correspondence electing to terminate, together with a copy of its payment to the Family Guidance Center. Within thirty (30) days of the Commencement Date of the Lease for the Premises, and provided no Event of Default is outstanding hereunder, Landlord shall reimburse to Tenant the sum of $4,781.00 to compensate for its payment to terminate the sublease.

     24.3 Existing Lease. Reference is made to the fact that Tenant is currently leasing 2,889 square feet of space from Landlord located at 1202 E. Arapaho, Suite 102, Richardson, Texas ("Existing Premises") under that certain Lease Agreement between Landlord and Tenant, dated May 26, 1998 ("Existing Lease"). Landlord and Tenant hereby agree to terminate the Existing Lease on the Commencement Date of this Lease for the Premises (as opposed to the Commencement Date for the Temporary Premises). Notwithstanding any termination of the Existing Lease, Tenant shall continue to perform all of its obligations under the Existing Lease and be obligated thereunder for all liabilities that accrue prior to the date of termination. Tenant shall deliver the Existing Premises to Landlord on the date of termination "broom clean" and in good condition and repair, ordinary wear and tear and casualty excepted, and otherwise in accordance with the provisions of the Existing Lease as they pertain to surrender of the Existing Premises. Tenant shall also be liable for any holdover following the termination of the Existing Lease, as provided therein. Conversely, Landlord shall be obligated to return any security deposit under the Existing Lease, save and except to the extent Landlord had the right to utilize same in accordance with the provisions of the Existing Lease.

     24.4 Right to Vacate. In the event Tenant elects to vacate the Premises, it will notify Landlord thirty (30) days prior thereof. If the vacating is other than for purposes of remodeling or due to a casualty, then, at any time after receipt of such notice from Tenant, Landlord may terminate this Lease by giving Tenant written notice electing to recapture the Premises and this Lease will terminate, effective the later of the date Tenant notified Landlord that it would vacate the Premises or thirty (30) days from the date of such notice from Landlord. In the case of a remodeling, Tenant may not vacate the Premises for longer than ninety (90) days, or if so, then Landlord's right to recapture the Premises under this paragraph shall arise after the 90th day and before Tenant re-occupies the Premises.

                            (Signature Page Follows)

        EXECUTED to be effective on the day and date first written above.

                                      LANDLORD:

                                      AETNA LIFE INSURANCE COMPANY,
                                      a Connecticut Corporation


                                      By: UBS REALTY INVESTORS, L.L.C.,
                                          (f/k/a Allegis Realty Investors LLC),
                                          a Massachusetts Limited Liability
                                          Company,
                                          Its Agent and Investment Advisor


                                      By  /s/  Joseph E. Gaukler
                                          --------------------------------------
                                      Name: Joseph E. Gaukler
                                      Title: Director

                                      TENANT:

                                      STANFORD MICRODEVICES, INC.
                                      a Delaware Corporation


                                      By:     /s/  Thomas J. Scannell
                                          --------------------------------------

                                      Printed Name:    Thomas J. Scannell
                                                   -----------------------------

                                      Title:  V.P. Finance & Administration
                                            ------------------------------------

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

Arapaho Business Park X
-----------------------

BEING a tract of land situated and the J. C. Skiles Survey, Abstract No. 1371 and the Baurch Cantrell Survey, Abstract No. 265, City of Richardson, Dallas County, Texas, and also being all of Lot 4, Block 2 of the replat of Block 2 of Arapaho Business Park, an addition to the City of Richardson as recorded in Volume 80011, Page 2276, Deed Records, Dallas County, Texas and being more particularly described as follows:

BEGINNING at the point of intersection of the West R.O.W. line of Presidential Drive (a 60' R.O.W.) with the South R.O.W. line of Arapaho Road (a 100' R.O.W.);

THENCE, South along the said West R.O.W. line of Presidential Drive a distance of 411.49 feet to a point for corner;

THENCE S 89 44'50" W, a distance of 587.85 feet to a point for comer located on the East R.O.W. line of Glenville Drive (a 80' R.O.W.);

THENCE N 0 15' 10" W, along the said East R.O.W. line of Glenville Drive a distance of 394.07 feet to an angle point;

THENCE North a distance of 20.0 feet to a point for corner;

THENCE East along the said South R.O.W. line of Arapaho Road a distance of
589.59 feet to the POINT OF BEGINNING and containing 243,026 square feet or 5.58 acres of land, more or less.

                                   EXHIBIT "B"

                               OUTLINE OF PREMISES

                                 [GRAPH OMITTED]

                                   EXHIBIT "C"

                         OPERATING EXPENSE REIMBURSEMENT

     This Exhibit is attached to and made a part of the Lease by and between AETNA LIFE INSURANCE COMPANY ("Landlord") and STANFORD MICRODEVICES, INC. ("Tenant").

     A. Tenant shall pay Tenant's Pro-Rata Share of the excess ("Excess") of actual Basic Costs for a calendar year over (whichever one of the following is completed shall be applicable):

          (i)  the actual Basic Costs for the calendar year 2001 (grossed up to
                                                            ----
     95% occupancy for the entire year), or

          (ii) the sum of $         per square foot of rentable area
                           ---------

     (the "Expense Stop"). Landlord may make a good faith estimate of the Excess for any calendar year or part thereof during the Lease Term, and, Tenant shall pay to Landlord as additional rent along with each monthly payment of Base Rental all amount equal to the estimated Excess for such calendar year or part thereof divided by the number of months in such calendar year during the Lease Term. From time to time during any calendar year, Landlord may revise its estimate of the Excess and deliver a copy of the revised estimate to Tenant. Thereafter, the monthly installments of Excess payable by Tenant shall be appropriately adjusted. In no event will the provisions of Exhibit "C" serve to reduce the monthly Base Rental. Notwithstanding the foregoing, for purposes of determining Tenant's Pro Rata Share of the Excess, Controllable Basic Costs (as defined below) for any calendar year will be deemed not to increase over the amount of the prior year's actual or limited costs (whichever is lower) by more than 10%. The term "Controllable Basic Costs" means all Basic Costs except costs and expenses for taxes, insurance, and utilities.

     B. Landlord will maintain books and records of all Basic Costs in accordance with generally accepted accounting for similar types of properties, applied on a consistent basis. After the end of every calendar year Landlord will deliver to Tenant a statement ("Annual Cost Statement") setting forth the actual Basic Costs for the prior calendar year, the actual amount of any Excess for the prior calendar year, and Tenant's Pro Rata Share. If Tenant owes all additional amount of Excess over the estimated payments made during the prior calendar year, this will also be noted in the Annual Cost Statement and Tenant will pay such amount, as additional rent, with the next due installment of Base Rental. If the Annual Statement reflects all overpayment, then Landlord will credit the amount of the overpayment against the next due installments of additional rent payable under the provisions of this Exhibit "C", or if the Lease Term has expired, Landlord will refund the difference to Tenant.

     Other than as set forth in Section 23.23, notwithstanding any expiration or earlier termination of this Lease, Tenant's obligation to pay Tenant's Pro Rata Share of any Excess shall survive any expiration or termination of this Lease.

     C. The term "Basic Costs" shall mean all expenses and disbursements of every kind (subject to the limitations set forth below) which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, management, repair and maintenance (including replacement thereof) of the Building, including, but not limited to, the following:

          (a) Wages and salaries of all employees engaged in the operation, repair, replacement, and maintenance of the Building, including taxes, insurance and benefits relating thereto. (The wages and salaries of those employees spending a portion of their time working at the Building shall be allocated to Basic Costs based on the portion of time working at the Building.);

          (b) All supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building;

          (c) Annual cost of all capital improvements made to the Building which although capital in nature call reasonably be expected to reduce the normal operating costs of the Building, as well as all capital improvements made to comply with any legal requirements, insurance requirements or environmental laws which become effective after the date of this Lease, or to benefit or increase the safety and security of the Building, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion (without regard to the period over which such improvements may be depreciated or amortized for federal income tax purposes), and the amortized portion, together with interest on the unauthorized portion of such improvements or expenditures at an interest rate equal to two percent (2%) over the interest rate payable on United States Treasury securities having a maturity comparable to the period of the amortization at the time Landlord incurred the cost, shall be included in operating expenses in the year in which the costs are incurred and in any subsequent years, during the term of the lease;

          (d) Cost of all utilities, other than the cost of utilities actually reimbursed to Landlord by individual tenants, or those costs of major users (in excess of a typical tenant) which are not reimbursed to Landlord by such tenant;

          (e) Cost of any insurance or insurance related expense applicable to the Building and Landlord's personal property used in connection therewith, including without limitation, the premiums for public liability coverage, fire and extended coverage, and rental loss coverage;

          (f) All taxes and assessments and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building (or its operation), and the grounds, parking areas, driveways, and alleys around the Building, excluding, however, federal and state taxes on income (collectively, "Taxes"); if the present method of taxation changes so that in lieu of the whole or any part of any Taxes levied on the Landlord or Building, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Project and in lieu of the present method of taxation, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for the purposes hereof;

          (g) Cost of repairs, replacements, and general maintenance of the Building; and

          (h) Cost of service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window cleaning, and elevator maintenance). (Nothing herein is intended to obligate Landlord to provide any security for the Building.)

     There are specifically excluded from the definition of the term "Basic Cost" costs for the following:

          (1) Capital improvements made to the Building, other than capital improvements described above in this Exhibit "C" and except for items which, though capital for accounting purposes, are properly considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like;

          (2) Repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant;

          (3) Debt service on loans to Landlord;

          (4) Depreciation of the Building;

          (5) Leasing commissions;

          (6) Legal expenses, other than those incurred for the general benefit of the Building's tenants (e.g., tax disputes);

          (7) Wages and salaries and benefits of employees above the level of Building manager;

          (8) renovating or otherwise installing tenant improvements for occupants of the Building; and

          (9) correcting defects in the construction of the Building.

     D. With respect to any calendar year or partial calendar year in which the Building is not occupied to the extent of 95% of the rentable area thereof, the Basic Costs for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of 95% of the rentable area.

                                   EXHIBIT "D"

                              RULES AND REGULATIONS

     This Exhibit is attached to and made a part of the Lease by and between AETNA LIFE INSURANCE COMPANY ("Landlord") and STANFORD MICRODEVICES, INC. ("Tenant").

     A. The following rules and regulations shall apply to the Building, including, without limitation the Premises:

     2. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by Tenant or used by any Tenant for purposes other than ingress and egress to and from its Premises. No rubbish, litter, trash, or material of any nature shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in common areas or elsewhere in or about the Building.

     3. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by Tenant or its agents, employees or invitees, shall be paid by such Tenant.

     4. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld. No nails, hooks or screws shall be driven or inserted in any part of the Building except by personnel of Landlord or retained by Landlord. No curtains or other window treatments shall be placed on the glass, without Landlord's prior approval. No lighting which may be visible from the exterior of the Premises may be utilized without Landlord's prior approval.

     5. Landlord may provide and maintain an alphabetical directory for all tenants in the main lobby of the Building.

     6. Landlord shall provide all door locks in Tenant's Premises, at the cost of Tenant, and Tenant shall not place any additional door locks in its Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. Landlord shall furnish to Tenant a reasonable number of keys to the door lock's in Tenant's Premises free of cost and additional keys, at Tenant's cost. Tenant shall not make a duplicate of any key. All keys are to be returned to Landlord at the expiration or earlier termination of this Lease.

     7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require use of elevators or stairways, common area loading docks or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. At the time of seeking Landlord's approval, Tenant shall provide to Landlord, in writing, a detailed listing of the activity. Tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons resulting from such activity. If any equipment, properly and personnel of Landlord are damaged or injured as a result of acts in connection with this activity, then Tenant shall be solely liable for any and all damage or loss resulting therefrom.

     8. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner which will avoid damage to the Building, which may include the use of such supporting devices as Landlord may require, and which may not in any case exceed the acceptable floor loading and weight distribution for the Building. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

     9. Corridor doors, when not in use, shall be kept closed.

     10. No birds or animals (except seeing eye dogs) shall be brought into or kept in, on or about the Premises. No portion of the Premises shall at any time be used or occupied as sleeping or lodging quarters or for any immoral or illegal purposes or for any purpose which would tend to injure the reputation of the Building or impair the value of the Building.

     11. Tenant shall not commit waste and shall keep its Premises neat and clean. All trash and debris must be placed in receptacles provided therefor.

     12. Tenant shall not make or permit any improper, objectionable or unpleasant noises or odors to emanate from the Premises to other parts of the Building or otherwise interfere in any way with other tenants or persons having business with them, shall not solicit business or distribute, or cause to be distributed, in any portion of the Building any handbills, promotional materials or other advertising, and shall not conduct or permit any other activities in the Building that might constitute a nuisance. Tenant shall not do any cooking or operate a restaurant or food service business from the Premises (other than a microwave oven for use by its employees or a beverage and/or snack service that is free or of nominal charge for use by employees and invitees).

     13. No machinery of any kind (other than normal office equipment) shall be operated by Tenant on its Premises without Landlord's prior written reasonable consent.

     14. No flammable, explosive or dangerous fluid or substance shall be used or kept by Tenant in the Premises, except normal amounts used in cleaning.

     15. Landlord will not be responsible for lost or stolen personal property, money or jewelry from the Premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

     16. No coin, vending or dispensing machines of any kind may be maintained in any Premises, except that tenant may from time to time maintain soft drink and or snack machines for use by its employees and invitees on a no-charge or nominal charge basis.

     17. All mail chutes located in the Building shall be available for use by Landlord and all tenants of the Building according to the rules of the United States Postal Service.

     18. Neither Tenant nor any agent, contractor or employee of Tenant shall have any right of access to the roof of the Premises or the Building and neither shall install, repair, place or replace any aerial, fail, air conditioner or other device on the roof of the Premises or the Building without the prior written consent of Landlord. Such consent may be expressly conditioned upon Landlord's supervision of access to the roof and upon such other reasonable restrictions as Landlord may advise Tenant. Any aerial, fan, air conditioner or device installed without such written consent shall be subject to removal, at Tenant's expense, without notice, at any time. Tenant shall be liable for all damages resulting from the installation or removal of any aerial, fan, air conditioner or other device.

     19. Tenant will refer to Landlord for Landlord's reasonable supervision, approval and control all contractors, contractor representatives, and installation technicians rendering any service to Tenant, before performance of any contractual service. Such supervisory action by Landlord shall not render Landlord responsible for ally work performed for Tenant. This provision shall apply to all work performed in the Building, including, without limitation, the installation of telephones, computer wiring, cabling, electrical devices, attachments and installations of any nature. Tenant shall be solely responsible for complying with all applicable laws, codes and ordinances pursuant to which such work shall be performed.

     20. Landlord may from time to time (without any obligation to do so or liability for not doing so) adopt a appropriate and lawful systems and procedures for the security or safety of the Building, its occupants, entry and use, or its contents and Tenant, its employees, contractors, agents and invitees shall comply therewith.

     21. Canvassing, soliciting, and peddling in or about the Building is prohibited and Tenant shall cooperate and use reasonable efforts to prevent same.

     22. At no time shall Tenant permit or shall Tenant's agents, employees, contractors, quests, or invitees smoke in any common area of the Building, unless such common area has been declared a designated smoking area by Landlord.

     23. Tenant accepts any and all liability for damages and injuries to persons and property resulting from the serving and sales of alcoholic beverages from the Premises. Nothing contained herein shall be construed as the consent of Landlord to permit the serving or sale of alcoholic beverages on the Premises.

     B. The Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in the judgment of Landlord shall from time to time be needed for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort or its tenants, their agents, employees and invitees, which rules when made and notice thereof given to Tenant shall be binding upon him in like manner as if originally herein prescribed; provided such rules do not unreasonably interfere with Tenant's conduct of business from the Premises and are not in conflict with the provisions of tenant's lease.

                                   EXHIBIT "E"

                                   WORK LETTER

     This Exhibit is attached to and made a part of the Lease by and between AETNA LIFE INSURANCE COMPANY ("Landlord") and STANFORD MICRODEVICES, INC. ("Tenant").

     A. Definitions. Each term used in this Work Letter shall have the meaning
        -----------
hereinafter set forth:

     1. "Architect" shall mean the architect selected by Landlord and
         ---------
responsible for the drafting of the Plans and Specifications and shall coordinate and supervise with the Contractor the construction of the leasehold improvements.

     2. "Construction Costs" shall mean all costs incurred in the construction
         ------------------
of the leasehold improvements in accordance with the Plans and Specifications, as modified from time to time in accordance with the provisions of this Work Letter. Such costs shall include all hard costs and soft costs to complete the improvements. Hard costs shall include such costs as labor and materials. Soft costs shall include such cost as architectural and engineering fees, but shall exclude any interest incurred on funds expended during the course of the construction. The cost of signage shall not be part of Construction Costs.

     3. "Contractor" shall mean the contractor selected by Landlord and
         ----------
responsible for the construction of leasehold improvements. Landlord shall obtain bids from a minimum of three (3) qualified contractors prior to selection of the contractor. Upon receipt of the bids Landlord shall review same with Tenant, but Landlord shall make the final selection, using reasonable commercial judgment. The term "qualified contractor" shall mean contractors with a minimum of two (2) years experience in constructing leasehold improvements, who maintain insurance coverage for worker's compensation and general liability coverage in reasonable amounts, and who are eligible for payment and performance bonds. Tenant may recommend to Landlord qualified contractors for inclusion in the bid process.

     4. "Plans and Specifications" shall mean the final plans and specifications
         ------------------------
for the construction of leasehold improvements mutually agreed upon by Landlord and Tenant, in accordance with the provisions of Section B.1 of this Work Letter.

     5. "Tenant Delay" shall mean any delay in the construction of the Work
         ------------
caused by Tenant for any reason whatsoever. In the event of a Tenant Delay, the Commencement Date shall be accelerated one (1) day for every day of delay caused by Tenant.

     6. "Tenant Improvement Allowance" shall mean the sum of $302,064.00 (or
         ----------------------------                         ----------
$14.50 per square foot of rentable area times 20,832 square feet of rentable
 -----                                        ------
area) which Landlord agrees to pay towards the Construction Costs, of which $20,832.00 (or $1.00 per square foot) may be used towards payment of moving and
 ---------      ----
cabling costs, and $8,332.80 (or $0.40 per square foot) may be used for
                    --------      ----
architectural costs.

     Notwithstanding the foregoing to the contrary, if there remain unused amounts in one of the foregoing categories, the amounts may be applied towards costs in one of the other categories.

     7. "Work" shall mean the construction of leasehold improvements on the
         ----
Premises in accordance with the Plans and Specifications.

     B. Construction of Premises. Landlord shall cause the Work to be
        ------------------------
constructed substantially in accordance with the Plans and Specifications; provided, however, Landlord shall be solely responsible (and the costs thereof shall not be included in the calculation of deductions from the Tenant Improvement Allowance) for any repairs, replacements, or upgrades to the Building and its systems, as well as with respect to exterior appearance, code compliance and ADA compliance matters, if exterior or structural in nature. Tenant shall cooperate at all stages to promote the efficient and expeditious completion of the Work. Upon approval of the Plans and Specifications and payment of any excess, as hereinafter described, Landlord shall enter into a construction contract with the Contractor. Landlord makes no representations or warranties as to the Work and shall have no liability therefor; Landlord's sole obligation shall be to enforce any warranty from the Contractor with respect to the Work.

     1. Plans and Specifications Approval. Upon execution of the Lease, Tenant
        ---------------------------------
shall furnish to Landlord and the Architect preliminary space plans for the construction of the Work which the Architect shall use to prepare and submit to Landlord within the next thirty (30) days the proposed plans and specifications for the Work. Landlord shall thereafter have fifteen (15) days within which to approve the proposed plans and specifications or disapprove, in which event, Landlord shall advise tenant and the Architect, in writing, of the reasons for its disapproval. The Architect shall have fifteen (15) days from the date of written disapproval from Landlord to make the adjustments required by Landlord, and resubmit the revised plans and specifications to Landlord and Tenant. Thereafter, Landlord shall again have ten (10) days to approve or disapprove the revised plans and specifications. If Tenant fails to submit the preliminary space plans on a timely basis, it shall constitute a Tenant Delay. The approval of the Plans and Specifications by Landlord shall not be construed as any representation or warranty by Landlord with respect to the accuracy of the Plans and Specifications or their compliance with applicable laws, including, without limitation, compliance with the Americans With Disabilities Act, for which it shall be the sole responsibility of the Tenant to insure the Premises are in compliance therewith. Upon receipt of the bids from qualified contractors, Tenant may revise the Plans and Specifications with the approval of Landlord.

     2. Tenant's Share of Costs. Tenant shall be liable and pay for all
        -----------------------
Construction Costs except to the extent of the Tenant Improvement Allowance which shall be paid by Landlord. Upon approval of the Plans and Specifications, Landlord shall obtain estimates of the Construction Costs from the Contractor and furnish copies to Tenant. In the event such estimates exceed the Tenant Improvement Allowance, Tenant shall pay the excess to Landlord within five (5 days prior to commencement of construction. If Tenant fails to tender the excess timely, Landlord shall not proceed with construction, and such delay shall constitute a Tenant Delay for each day until the excess is paid. Upon receipt of the excess, Landlord shall cause the Contractor to commence construction. Upon completion of the construction, Landlord shall provide to Tenant an accounting of the final costs, crediting Tenant for the Tenant Improvement Allowance and any excess previously paid to Landlord, but in no event shall Tenant be liable for costs in excess of the Contractor's accepted bid (as modified by appropriate change orders.

     3. Construction of the Work. Following approval of the Plans and
        ------------------------
Specifications and payment of any excess by Tenant, either the Landlord or the Contractor, as appropriate, shall apply for a building permit, and the Contractor shall commence construction of the Work on the later of (i) May 1, 2001 or (ii) receipt of the permit and, thereafter, proceed with all due diligence until substantial completion.

     The Work shall be deemed to be substantially complete upon (i) Landlord's obtaining a certificate of occupancy or its equivalent from the appropriate governmental authority and (ii) the Work is sufficiently complete in accordance with the Plans and Specifications so that Tenant may occupy the Premises for its use, subject to any punchlist items.

     4. Unavoidable Delays. Tenant and Landlord acknowledge that there may be
        ------------------
unavoidable delays in the construction of the Work. The term "unavoidable delays" shall mean events beyond the control of Landlord or the Contractor, including, without limitation, acts of God, war, civil commotion, strikes, fire, flood, earthquake or other casualty, governmental regulation or restriction and adverse weather conditions or continued possession by prior tenants or occupants.

     5. Changes. If Tenant requests a change, alteration or addition after the
        -------
final Plans and Specifications have been approved, Tenant shall submit same in writing to Landlord and to the Architect. If Landlord approves such change, Landlord shall obtain from the Contractor and provide Tenant with an estimate of the cost of such change. Tenant shall notify Landlord within one (1) business day if Tenant elects to proceed with the change, in which event, Landlord shall incorporate the change into the Plans and Specifications. The cost of such change shall also be incorporated in the calculation of the Construction Costs. If Landlord disapproves of such change, it shall immediately notify Tenant in writing specifying the reasons for such disapproval and the construction shall proceed in accordance with the previously approved, final Plans and Specifications. Any delay in construction time (determined in accordance with lie next sentence) caused by such changes shall constitute a Tenant Delay. The Architect, in his sole discretion, shall determine whether such change necessitates a delay in construction and the length of such delay.

     6. Governmental Regulations. Tenant shall be solely responsible for causing
        ------------------------
the design and construction of the Work to conform to any and all requirements of applicable building, Plumbing, electrical and fire codes and the requirements of any authority having jurisdiction over the Work, as such codes and requirements may from time to time be amended or supplemented.

     7. Entry by Tenant. During the course of construction of the Work, Tenant
        ---------------
may enter the Premises for purposes of inspecting the Work, installing trade fixtures, erecting signs, stocking merchandise and such other Work as may be necessary or desirable to prepare to occupy and conduct its business from the Premises, provided that (i) Tenant assumes the risk of injury to person and damage to its property, (ii) any entry shall be subject to the provisions of this Lease, except that the Lease Term shall not commence and rent shall not be due and (iii) Tenant shall not unreasonably interfere with the construction of the Work on the Premises. Tenant shall also provide evidence of insurance prior to any such entry. If such entry shall interfere with the construction of the Work, then Tenant shall immediately leave upon the request of Landlord.

     C. Delivery of the Premises. Subject to unavoidable delays, the Work is
        ------------------------
estimated to be substantially completed for delivery of the Premises to Tenant by the Commencement Date. If an unavoidable delay will prevent the substantial completion of the Work prior to the scheduled Commencement Date, then Landlord will notify Tenant in writing. Upon substantial completion of the Work, Landlord will notify Tenant in writing and afford Tenant all opportunity to inspect the Premises prior to delivery. At the inspection, Landlord and Tenant will prepare and agree upon a punchlist of any items that remain to be completed.

     If the Work is substantially completed to permit delivery of the Premises prior to the Commencement Date, Landlord shall notify Tenant in writing and, should Tenant elects to take occupancy early, then Tenant may inspect the Premises and prepare, with Landlord, a punchlist prior to delivery.

     D. Limitation. This Exhibit shall not be deemed applicable to any
        ----------
additional space added to the original Premises or, in the event of a renewal of the Lease Term, to the original Premises, itself, during the renewal term, unless expressly so provided in the Lease or any amendment thereto.

                                   EXHIBIT "H"

                                     PARKING

     This Exhibit is attached to and made a part of the Lease by and between AETNA LIFE INSURANCE COMPANY ("Landlord") and STANFORD MICRODEVICES, INC. ("Tenant").

     Provided that Tenant is not in default under the Lease, Landlord shall make available to Tenant throughout the Lease Term parking as required by The City of Richardson code for this property type. As consideration for the parking spaces, Tenant shall pay to Landlord as Additional Rental the amount, if any, set forth below, together with each monthly payment of Base Rental. Except with respect to any reserved parking that Landlord may establish from time to time, all tenant parking will be on a non-reserved, first-come, first-serve basis. Landlord may elect to establish parking zone(s) or otherwise restrict access to the parking spaces on the Building and require specific identification and/or access cards for those vehicles allowed to park in such zone(s) or parking spaces. Landlord reserves the right upon written notice posted in the parking areas to temporarily close the parking areas for repairs or alterations as Landlord may deem appropriate.

     Tenant agrees to pay to Landlord during the Lease Term the parking charge of $0.00 per month for each parking space, beginning on the Commencement Date. A pro rata portion of such parking charge shall be paid for any partial month during the Lease Term. The parking charge is subject to adjustment for any levy or assessment by a governmental authority.

     Landlord shall not be liable for any damage to Tenant's vehicles, or those of any employees, agents, contractors or invitees of Tenant who use the parking spaces and Tenant hereby waives on behalf of itself and its employees, agents, contractors and invitees all claims against Landlord, whether based on negligence or otherwise, and arising out of any loss or damage to vehicles or other property while located in the parking spaces, or arising out of personal injury sustained in connection with the use of such parking spaces. Tenant hereby agrees to advise each of its employees, agents, contractors and invitees of such waiver of claims.

     The failure to comply with any of the rules and regulations governing the parking shall entitle Landlord, in addition to any other remedies provided under the Lease, to terminate Tenant's right to use the parking spaces and low any vehicles which are in violation of the rules and regulations at the sole cost and expense of Tenant and without liability for damages resulting therefrom.

                                                          [Illegible]
                                                          ----------------------
                                                          Landlord's initials

                                                          /s/ Tom S
                                                          ----------------------
                                                          Tenant's initials

                                   EXHIBIT "I"

                                     SIGNAGE

     Tenant shall be able to utilize signage generally conforming to that which was present for Coollink.

          .    21" x 42" Aluminum pan with radius comers-- V Depth

          .    Painted Sherwin Williams 2074

          .    Gerber Deep Mahogany Brown Copy A Border

          .    4" Copy only-- 3 Line Maximum

          .    1 1/2" Between Lines of Copy

          .    35" Maximum Length of Copy

          .    Condensed or expanded copy not accepted-- See below

          .    Letter style-- Holvedca Compact

          .    Logos subject to Landlord and Architects' approval.

          . Sign drawings must be submitted for Landlord and Architects' written approval before fabrication.

     Our purpose in providing the Tenants with these requirements is to create a good business image which gives the Impression of quality and professionalism.

                                 [GRAPH OMITTED]

                                   EXHIBIT "J"

                                 RENEWAL OPTION

     This Exhibit is attached to and made a part of the Lease by and between AETNA LIFE INSURANCE COMPANY ("Landlord") and STANFORD MICRODEVICES, INC. ("Tenant").

     Tenant and any Related Transferee, but not any other assignee or sublessee of Tenant, is hereby granted two (2) option(s), of three (3) years each to renew
                             ------------------------------------------
this Lease. Provided Tenant is not in default at the time of exercise of the option or, again on commencement of the renewal term, Tenant may exercise each option upon written notice to Landlord given no earlier than one hundred eighty
(180) days and no later than one hundred fifty (150) days before the expiration of the then current term. If Tenant fails to exercise the option within the time frame set forth in the preceding sentence, the Tenant shall be deemed to have elected not to exercise the option and this renewal option and all other unexercised renewal options contained herein shall be deemed to have terminated; time being of the essence in the exercise of such option. Each renewal term will be on the same terms and condition as those contained in the Lease except as follows:

     (a) there shall be no further rights to renew after the exercise of the last of the renewal option(s) granted in this Exhibit;

     (b) any tenant improvement allowances, rental concessions or the like granted by Landlord to Tenant in the initial Lease Term shall not be applicable in the renewal term; and

     (c) the rental for the renewal term shall be the fair market rental rate for the Premises based on the then prevailing market rental rate for properties of equivalent quality, size, utility and location, taking into account a lease for a lease term of that of the renewal term and with a tenant of the credit standing of Tenant.

     Within fifteen (15) days of receipt of Tenant's notice electing to renew, but no earlier than one hundred eighty (180) days before the expiration of the then current term, Landlord will advise Tenant in writing of its determination of the fair market rental rate for the renewal term in accordance with the provisions of subpart (c), above. If Tenant elects to proceed, Tenant must notify Landlord within the succeeding fifteen (15) days after receipt of Landlord's notice setting forth the fair market rental rate for the renewal term, and Landlord will cause an amendment to be prepared for execution by Tenant, or if Tenant does not agree with Landlord's determination, then Tenant may elect to withdraw its notice of exercise of the renewal option by delivering written notice of such withdrawal to Landlord within the 15 day period, in which event, this Lease shall expire at the end of the then current term. If Tenant fails to notify Landlord of an election to withdraw within the 15-day period, then Tenant shall be bound by the exercise of the renewal option and the rental for the renewal term will be at the rate set forth by Landlord in its notice to Tenant. If Tenant elected to proceed with the renewal option or is deemed to have done so, then Tenant shall execute and return to Landlord the amendment within ten (10) days of the date delivered to Tenant.